UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 9, 2020
(Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604		31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

6200 S. Gilmore Road	Fairfield,	Ohio	45014‑5141
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CINF	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure
On March 9, 2020, Cincinnati Financial Corporation posted presentation slides in PDF format on cinfin.com/investors that will be used in investor presentations beginning March 11, 2020. Exhibit 99.1 is a copy of the slides.

The slides are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. This report should not be deemed an admission as to the materiality of any information contained in the investor presentation slides.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits

Exhibit 99.1 –     Investor presentation slides

Exhibit 104 –	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: March 9, 2020	/S/ Michael J. Sewell
Michael J. Sewell, CPA
Chief Financial Officer, Senior Vice President and Treasurer
(Principal Accounting Officer)